LOAN AGREEMENT
                                 --------------
     THIS LOAN AGREEMENT (this "AGREEMENT") is made this 18th day of September, 2002, by and between WORLDWIDE MEDICAL CORPORATION, a Delaware corporation ("BORROWER") and ZIEGLER HEALTHCARE FUND I, L.P., a Delaware limited partnership ("LENDER").
                                R E C I T A L S:

     Borrower has requested that Lender make a loan to Borrower in the principal sum of $1,650,000. Lender has agreed to make such loan on the terms and conditions hereinafter set forth.

     NOW,  THEREFORE,  it  is  hereby  agreed  as  follows:

                                    ARTICLE I
                 DEFINITIONS, ACCOUNTING PRINCIPLES, UCC TERMS.

     1.1.     DEFINITIONS.     As  used in this Agreement, the terms below shall
              ------------
have the following meanings, unless the context hereof shall otherwise indicate:

     "APPLICABLE ENVIRONMENTAL LAW" shall mean any applicable federal, state or local law, rule or regulation pertaining to health or the environment, or petroleum products, or radon radiation, or oil or hazardous substances, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource
Conservation and Recovery Act of 1976, as amended ("RCRA") and the Federal Emergency Planning and Community Right-To-Know Act of 1986, as amended. The terms "hazardous substance" and "release" shall have the meanings specified in CERCLA, and the terms "solid waste," "disposal," "dispose," and "disposed" shall have the meanings specified in RCRA, except that if such acts are amended to broaden the meanings thereof, the broader meaning shall apply herein prospectively from and after the date of such amendments; notwithstanding the foregoing, provided, to the extent that the laws of the state in which the assets of Borrower are located establish a meaning for "hazardous substance" or "release" which is broader than that specified in CERCLA, as CERCLA may be amended from time to time, or a meaning for "solid waste," "disposal," and "disposed" which is broader than specified in RCRA, as RCRA may be amended from time to time, such broader meanings under said state law shall apply in all matters relating to the laws of such state.

     "ASSIGNMENT AND PLEDGE OF DEPOSIT ACCOUNT" shall have the meaning set forth in Section 2.12.
    -------------

     "BUSINESS DAY" shall mean a day, other than Saturday or Sunday and legal holidays, when Lender is open for business.

     "CHANGE IN CONTROL" shall mean: (a) a merger or consolidation of Borrower where Borrower is not the surviving corporation, or if it is the surviving corporation, such transaction resulted in a change in its Board of Directors, such that a majority of the individuals who comprise the Board of Directors immediately prior to such transaction (or series of related transactions) do not constitute a majority of the Board of Directors after such transaction, (or if such individuals continue to constitute a majority of the Board of Directors the transaction vested in another Person(s) and/or entity(ies) any super-majority voting rights); or (b) a sale of stock by Borrower or by any stockholder (or group of stockholders) such that such transaction (or series of transactions) results in a party or parties who had not previously owned a majority of the outstanding voting shares of Borrower, owning such majority stake following such transaction (or series of transactions).

     "CLOSING DATE" shall mean the date on which all or any part of the Loan is disbursed by Lender to or for the benefit of Borrower.

     "COLLATERAL" shall mean, collectively, all assets of Borrower, including, but not limited to, (i) the FDA approved 510(k) over the counter clearances, patents, trademarks, and all other Trade Rights, (ii) accounts receivable, (iii) inventory, (iv) owned equipment, (v) all rights arising under private label contracts, distribution agreements and escrow accounts, (vi) the Key Man Insurance Policies, (v) all tangible and intangible personal property interests, and all proceeds of the foregoing, and all other property which is or hereafter may become subject to a Lien in favor of Lender as security for any of the Loan Obligations.

     "COUPON  PAYMENTS"  has  the  meaning  set  forth  in  the  Note.

     "COUPON  RATE"  shall  mean  a  per  annum  rate of fourteen percent (14%).

     "DEFAULT" shall mean the occurrence or existence of any event which, but for the giving of notice or expiration of time or both, would constitute an Event of Default.

     "DISTRIBUTION  AGREEMENTS" shall mean each Distribution Agreement listed on
Exhibit  1.1(a).
---------------

     "EVENT  OF DEFAULT" shall mean any "Event of Default" as defined in Section
                                                                         -------
6.1.
---

     "EXHIBIT" shall mean an Exhibit to this Agreement, unless the context refers to another document, and each such Exhibit shall be deemed a part of this Agreement to the same extent as if it were set forth in its entirety wherever reference is made thereto.

     "FDA"  shall  mean  the  Food  and Drug Administration of the United States
Department  of  Health  and  Human  Services.

     "FORBEARANCE AGREEMENTS" shall mean the agreements with the creditors listed on Exhibit 1.1(b) which agreements contain terms and conditions that are acceptable -------------- to Lender in its sole discretion.

     "GAAP" shall mean, as in effect from time to time, generally accepted accounting principles consistently applied as promulgated by the American Institute of Certified Public Accountants.

     "GOVERNMENTAL  ENTITY"  shall  have  the meaning set forth in Section 3.20.
                                                                   ------------

     "INDEBTEDNESS" shall mean any (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property other than accounts payable arising in connection with the purchase of inventory customary in the trade, (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired, and (d) the amount of any other obligation (including obligations under financing leases) which would be shown as a liability on a balance sheet prepared in accordance with GAAP.

     "INSURANCE  POLICIES"  shall  have  the  meaning set forth in Section 3.14.
                                                                  -------------

     "KEY  MAN  INSURANCE  POLICIES" shall have the meaning set forth in Section
                                                                         -------
4.19.
----

     "LENDER'S  APPROVAL"  shall  have  the  meaning  set forth in Section 7.10.
                                                                   ------------
     "LIEN" shall mean any voluntary or involuntary mortgage, security deed, deed of trust, deed to secure debt, lien, pledge, assignment, security interest, title retention agreement, financing lease, levy, execution, seizure, judgment, attachment, garnishment, charge, lien or other encumbrance of any kind, including those contemplated by or permitted in this Agreement and the other Loan Documents.

     "LOAN" shall mean the loan in the principal sum of $1,650,000 (the "ORIGINAL LOAN AMOUNT") made by Lender to Borrower on or about the date hereof as evidenced by the Note, plus any capitalized interest pursuant to the terms of this Agreement or the Note (but nothing herein shall require that Lender advance more than the Original Loan Amount).

     "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Note, the Warrant, the Security Agreement, the Rights Agreement, the Assignment and Pledge of Deposit Account and the Forbearance Agreements, together with any and all other documents executed by Borrower or others, evidencing, securing, or otherwise relating to the Loan.

     "LOAN OBLIGATIONS" shall mean the aggregate of all principal (including capitalized interest) and interest owing from time to time under the Note and all expenses, fees, premiums, charges and other amounts from time to time owing under the Note, this Agreement, or the other Loan Documents and all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Lender pursuant to the Loan Documents.

     "LOAN YEAR" shall mean the period from the date of this Agreement to and including September 20, 2003 and each twelve (12) month period thereafter.

     "MATERIAL  ADVERSE EFFECT" shall have the meaning set forth in Section 3.6.
                                                                    -----------
     "MATURITY  DATE"  shall  mean  September  20,  2007.

     "NOTE" shall mean the Promissory Note of even date herewith in the principal amount of the Loan payable by Borrower to the order of Lender.

     "PERMITS" shall mean all licenses, permits, certificates, approvals, authorizations and registrations obtained from any Governmental Entity or quasi-governmental authority and used or useful in connection with the ownership, operation, use or occupancy of the business of Borrower or relating to the Collateral.

     "PERSON" shall mean any person, firm, corporation, partnership, limited liability company, trust or other entity.

     "PRO FORMA SCHEDULE" shall have the meaning set forth in Section 2.5(a)(3).
                                                              -----------------

     "RIGHTS  AGREEMENT"  shall  have  the  meaning  set  forth  in Section 2.3.
                                                                    ------------

     "SEC"  shall  mean  the  Securities  and  Exchange  Commission.

     "SECURITY  AGREEMENT"  shall  have  the  meaning  set forth in Section 2.4.
                                                                   ------------

     "TRADE  RIGHTS"  shall  have  the  meaning  set  forth  in  Section  3.24.
                                                                  -------------

     "WARRANT"  shall  have  the  meaning  set  forth  in  Section  2.2.
                                                           ------------

     "ZIEGLER DEBT" shall mean any indebtedness now or hereafter owing to Lender by Borrower, whether primary or secondary, fixed or contingent, individually or jointly with others.

     1.2.     SINGULAR  VS.  PLURAL.  Singular  terms  shall  include the plural
              ---------------------
forms  and  vice  versa,  as  applicable,  relative  to  the  terms  defined.

     1.3.     UNIFORM COMMERCIAL CODE.  Terms contained in this Agreement shall,
              -----------------------
unless otherwise defined herein or unless the context otherwise indicates, have the meanings, if any, assigned to them by the Uniform Commercial Code in effect in the state in which Collateral for the Loan Obligations is deemed located, as such Uniform Commercial Code may be amended from time to time (provided no amendment shall have the effect of releasing any security interest previously granted).

     1.4.     GAAP.  All  accounting  terms  used  in  this  Agreement  shall be
              ----
construed in  accordance  with  GAAP,  except  as  otherwise  defined.

     1.5.     REFERENCES. All references to other documents or instruments shall
              ----------
be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified, or amended and all replacements and substitutions therefor.

                                   ARTICLE II
                                TERMS OF THE LOAN
     2.1.     THE  LOAN.  Borrower  has agreed to borrow from Lender, and Lender
              ---------
has agreed to make the Loan to Borrower, subject to Borrower's compliance with and observance of the terms, conditions, covenants, and provisions of this Agreement and the other Loan Documents, and Borrower has made the covenants, representations, and warranties herein and therein as a material inducement for Lender to make the Loan.

     2.2.     WARRANTS.  At  the  Closing,  Borrower  shall  issue  to  Lender a
              --------
warrant or warrants (the "WARRANT") for the purchase by Lender or Lender's assignee, of 2,475,000 shares of Borrowers common stock, subject to certain adjustments and upon the terms and conditions as set forth in the form of Warrant attached hereto as Exhibit 2.2.
                               ------------

     2.3.     RIGHTS  AGREEMENT.  At  the  Closing, Borrower, Lender and certain
              -----------------
stockholders of Borrower shall enter into a Rights Agreement in form attached hereto as Exhibit 2.3 (the "RIGHTS AGREEMENT"), pursuant to which, among other
            -----------
things, Lender shall be granted full observation rights, in person or by telephone conference call, for two representatives of Lender to attend all meetings of the Board of Directors of Borrower, the Executive Committee of the Board of Directors, the Audit Committee of the Board of Directors and the Finance Committee of the Board of Directors.

     2.4.     SECURITY FOR THE LOAN.  The Loan will be secured by the Collateral
              ---------------------
in accordance with the terms and condition of a Security Agreement in the form attached hereto as Exhibit 2.4 (the "SECURITY AGREEMENT") to be entered into
                      ------------
between  Borrower  and  Lender  at  Closing.

     2.5.     ADDITIONAL CLOSING DELIVERABLES BY BORROWER.  At Closing, Borrower
              -------------------------------------------
shall  deliver  to  Lender  the  following:

     (a)     Officers  Certificate.  A  certificate  executed  by  the  Chief
             ---------------------
Executive Officer and Chief Financial Officer of Borrower certifying to Lender that:

     (1) Borrower has entered into employment agreements for a period of not less than three years with each of Daniel G. McGuire, as President and Chief Executive Officer, Kevin Gadawski, as Chief Financial Officer, and Francisco Rojas, Ph.D., as Chief Science Officer which employment agreements are on commercially reasonable terms;

     (2) Borrower has delivered to Lender the current financial statements of Borrower, which consisted of Borrower's most recent periodic report with the SEC on Form 10-Q and that such financial statements were accurate and complete;

     (3) The base case pro forma schedule (the "PRO FORMA SCHEDULE") attached as Schedule A to such Officers Certificate is true and correct in all
            -----------
material respects;

     (4)     Borrower  has  entered  into  Distribution  Agreements set forth on
Schedule B
----------
to such Officers Certificate and such Distribution Agreements are sufficient to meet the gross revenue projected in the Pro Forma Schedule;

     (5) All manufacturing agreements and private label contracts for products to be sold, as included in the Pro Forma Schedule, are in full force and effect, without any default by Borrower or, to the knowledge of Borrower, by any third party to such contracts.

     (6) The amount of outstanding liabilities set forth opposite the creditors names on Exhibit 1.1(b) that is not payable from the allocable portion
                  ---------------
 of the proceeds of the Loan in accordance with Section 2.12 has been paid in
                                                ------------
full and that Borrower did not incur any additional Indebtedness (other than bridge financing to be paid off by the proceeds of this Loan) to raise the capital necessary to pay such amounts, nor did Borrower grant any security interests or other rights in any of the assets of Borrower as a condition of raising such additional funds.

     (b)     Legal  Opinion.  A legal opinion of Borrower's counsel, in form and
             --------------
content satisfactory to Lender and its counsel, which opinion shall include, but shall not be limited to, the existence of Borrower, the authorization of the borrowing, the due execution, enforceability, and delivery of the Loan Documents and the perfection and priority of Lender's security interest in the Collateral as described in the Security Agreement.

     (c)     Evidence  of  Gross  Sales.  Evidence, satisfactory to Lender, of a
             --------------------------
minimum of $600,000 in gross sales of goods for the months of July and August, 2002, on price and other terms consistent with past practices (which practices have been previously disclosed to Lender.)

     (d)     Schedule  of  Outstanding  Debts.  A schedule of outstanding debts,
             --------------------------------
settlements, payables and other obligations that are outstanding as of the Closing Date, which schedule is acceptable, in substance, to Lender, in its sole discretion.

     2.6.     INTEREST  AND  INTEREST  RATE.
              -----------------------------

     (a) The outstanding principal balance of the Loan will bear interest as provided in the Note and payments of principal and interest on the Loan shall be made in accordance with the Note and the amortization schedule attached hereto as Exhibit 2.6(a).
    ---------------

     (b) All interest on the outstanding principal balance of the Loan shall be calculated on the basis of a 360-day year by multiplying the outstanding principal amount by the applicable per annum rate, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360.

     (c) Borrower acknowledges that the Loan may be funded in one or more traunches after the Closing Date but that interest shall accrue on the full amount of the Loan as of September 18, 2002.

     2.7.     REPAYMENT  OF LOAN.  Each payment of the Loan Obligations shall be
              ------------------
paid directly to Lender in lawful money of the United States of America at the following address:

Ziegler  Healthcare  Fund  I,  L.P.
Executive  Center  No.  2
Third  Floor
1040  Broad  Street
Shrewsbury,  New  Jersey  07702
Attn:  Mr.  Eric  Smith
or such other place as Lender shall designate in writing to Borrower. Each such payment shall be paid in immediately available funds by 2:00 p.m. eastern time on the date such payment is due, except if such date is not a Business Day such payment shall then be due on the first Business Day after such date, but interest shall continue to accrue until the date payment is received. Any payment received after 2:00 p.m. Eastern time shall be deemed to have been received on the immediately following Business Day for all purposes, including, without limitation, the accrual of interest on principal.

     2.8.     PREPAYMENT.
              ----------

     (a) The Loan may be prepaid, in whole or in part, provided partial prepayments may only be made on a scheduled payment date and in increments of $250,000, upon not less than thirty (30) days' prior written notice to Lender specifying the scheduled payment date on which such prepayment will be made and the amount of such prepayment, and provided further that all prepayments must include all unpaid interest (including Additional Interest as defined in the Note) on the part of the Original Loan Amount prepaid plus a premium upon the Original Loan Amount prepaid equal to five percent (5%) in the first Loan Year, four percent (4%) in the second Loan Year, three percent (3%) in the third Loan Year, two percent (2%) in the fourth Loan Year and one percent (1%) in the fifth Loan Year.

     (b)     Borrower  shall not be entitled to reborrow any amounts so prepaid.

     2.9.     LATE  CHARGES  ON  OVERDUE  INSTALLMENTS;  COLLECTION  COSTS.
              ------------------------------------------------------------

     (a) If any scheduled payment of principal or interest, or any other agreed charge, is not made on or before the tenth (10th) day after the same became due, Borrower agrees to pay to Lender a late charge equal to five percent (5%) of the amount of the payment or charge which is in Default.

     (b) Borrower will also pay to Lender, in addition to the amount due, all reasonable costs of collecting, securing, or attempting to collect or secure the Note, including, without limitation, court costs and reasonable attorneys' fees, including, without limitation, reasonable attorneys' fees for preparation of litigation and in any appellate and bankruptcy proceedings.

     2.10.     USURY  PROVISIONS.  In  no event shall the amount of interest due
               -----------------
or payable hereunder or pursuant to any of the Loan Documents exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by Borrower or inadvertently received by Lender, then such excess sum shall be credited as a payment of principal. It is the express intent hereof that Borrower not pay and Lender not receive, directly or indirectly, interest in excess of that which may be legally paid by Borrower under applicable law.

     2.11.     FEES.  Borrower  shall  pay  to  Lender the following fees: (a) a
               ----
closing fee of four percent (4%) of the Loan due upon the Closing Date; and (b) an application fee of one percent (1%) of the Loan (which has already been received.) All fees are deemed fully earned on the date due.

     2.12.     USE  OF  LOAN. Borrower agrees to use the Loan for the following:
               -------------

     (a) $416,666 of the Loan shall be deposited in an account of Borrower with a financial institution acceptable to Lender, the withdrawals from which may be made only with the joint signature (or other approval made directly to the financial institution) of a representative of each of Borrower and Lender all as more particularly set forth in the Assignment and Pledge of Deposit
Account (the "ASSIGNMENT AND PLEDGE OF DEPOSIT ACCOUNT") a form of which is attached hereto as Exhibit 2.12(a) (and which shall be subject to Lender's
                      ----------------
security interest as set forth in the Security Agreement.) This amount shall be used by Borrower solely for obtaining new distribution agreements for Borrower's products on terms that are commercially reasonable and consistent with Borrower's past practices, or as otherwise approved by Lender in its sole discretion.

     (b) $953,545.07 shall be used for repayment of the liabilities set forth in Exhibit 1.1(b), and any other to which Lender and Borrower mutually
           ---------------
agree, which repayments shall include appropriate releases or other standstill agreement of the creditors (where repayment is for less than the full amount then owing all as set forth in an individual Forbearance Agreement with each such creditor.)

     (c) The balance of the Loan shall be used for working capital in accordance with the schedule of payments attached hereto as Exhibit 2.12(c) or
                                                            ---------------
as otherwise consented  to  by  Lender,  in  Lender's  sole  discretion.

     2.13.     MISCELLANEOUS.
               -------------

     (a) With respect to the amounts due under the Note, Borrower waives the following to the fullest extent permitted by law:

     (1) All rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof; and

     (2) Demand, presentment, protest, notice of dishonor, notice of non-payment, diligence in collection, and all other requirements necessary to enforce the Note; and

     (3) Any further receipt by Lender or acknowledgment by Lender of any Collateral now or hereafter deposited with Lender as security for the Loan.

     2.14.     SBA  ACKNOWLEDGMENT.  Borrower  acknowledges  that  Lender  is  a
               -------------------
Federal  Licensee  under  the Small Business Investment Act of 1958, as amended.

                                   ARTICLE III
                   BORROWER'S REPRESENTATIONS AND WARRANTIES.

     To induce Lender to enter into this Agreement, and to make the Loan to Borrower, Borrower represents and warrants to Lender as follows:

     3.1.     EXISTENCE,  POWER  AND  QUALIFICATION.  Borrower  is a corporation
              -------------------------------------
duly organized, validly existing and in good standing under the laws of the state of formation as set forth in the heading of this Agreement. Borrower has the power to own its properties and to carry on its business as is now being conducted, and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

     3.2.     POWER  AND  AUTHORITY.  Borrower  has  full power and authority to
              ---------------------
borrow hereunder and to incur the obligations provided for herein and in each of the other Loan Documents to which Borrower is a party, all of which have been authorized by all proper and necessary corporate action.

     3.3.     DUE  EXECUTION  AND  ENFORCEMENT.  Each  of  the Loan Documents to
              --------------------------------
which Borrower is a party constitutes a valid and legally binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms and does not violate, conflict with, or constitute any default under any law, government regulation, decree, judgment, Borrower's organizational documents (as applicable) or any other agreement or instrument binding upon any Borrower.

     3.4.     CAPITALIZATION.  Borrower's  authorized  capital  stock  is as set
              --------------
forth  in  Exhibit  3.4  hereto, and a copy of Borrower's stockholder list as of
           ------------
September  13, 2002, plus an addendum thereto is attached as Exhibit 3.4 hereto.
                                                             -----------
All such issued and outstanding shares of capital stock of Borrower have been duly and validly issued and are fully paid and non-assessable and were issued in full compliance with all Federal and state securities laws. There are no outstanding (a) options, warrants or other rights to purchase from Borrower any capital stock of Borrower, (b) securities convertible into or exchangeable for shares of such stock, or (c) other commitments of any kind for the issuance of additional shares of capital stock or options, warrants or other securities of Borrower except as set forth on Exhibit 3.4. No shares of capital stock of
                                     -----------
Borrower are held in the treasury of Borrower. Except as set forth in the Warrant Agreement and as set forth on Exhibit 3.4, Borrower is not, pursuant to
                                       -----------
the terms of any other agreement currently in existence, under any obligation to register under the Securities Act of 1933, as amended, any of its presently outstanding securities or any of its securities which may be hereafter issued.

     3.5.     SUBSIDIARIES.  Other  than the common stock of Spectrum Analytics,
              ------------
Inc., a California corporation, which is a wholly-owned subsidiary of Borrower, Borrower does not presently own or control, directly or indirectly, any interest in any other corporation, association or other business entity. Borrower is not a participant in any joint venture, partnership or similar arrangement.

     3.6.     NON-CONTRAVENTION.  Neither the execution and delivery by Borrower
              -----------------
of this Agreement or the other Loan Documents, nor the consummation by Borrower of the transactions contemplated hereby and thereby, will (a) conflict with or violate the provisions of any law, rule or regulation applicable to Borrower or any of its properties or assets which conflict or violation , would have a material adverse effect on the results of operations, condition (financial or otherwise), assets, properties business or prospects of Borrower (a "MATERIAL ADVERSE EFFECT"), (b) conflict with or violate the provisions of the Certificate of Incorporation or Bylaws of Borrower, (c) require on the part of Borrower any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity other than the filing of notices pursuant to Regulation D under the Securities Act of 1933, as amended, any filing required by applicable state securities law required in connection with the issuance and exercise of the Warrant, (d) violate any judgment, decree, order or award of any Governmental Entity by which Borrower or its properties are bound, or (e) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party any right to terminate, modify or cancel, or require any notice, consent or waiver under, any contract or instrument to which Borrower is a party (including, but not limited to, any Distribution Agreement) or by which it is bound or to which any of its assets are subject.

     3.7.     ABSENCE  OF  UNDISCLOSED  LIABILITIES.  Borrower has no  liability
              -------------------------------------
or obligation, secured or unsecured, whether accrued, absolute, contingent, unasserted or otherwise, that is material to the condition (financial or otherwise) of the assets, properties, business or prospects of Borrower, except as and to the extent any such liability or obligation is reflected and reserved against in the current balance sheet delivered to Lender prior to Closing.

     3.8.     PENDING MATTERS.  No action or investigation is pending or, to the
              ---------------
best of Borrower's knowledge, threatened before or by any state or federal court or administrative agency which might result in any material adverse change in the financial condition, operations or prospects of Borrower, including, but not limited to, any enforcement action by the FDA or any other Governmental Entity having jurisdiction over Borrower or its products other than the dispute with the FDA which has been and will be settled in accordance with the Settlement Agreement between the FDA and Borrower, dated April 8, 2002 and which involves payment from Borrower to the FDA of an amount not to exceed $250,000. Borrower is not in violation of any agreement, the violation of which might reasonably be expected to have a material adverse effect on its business or assets, and Borrower is not in violation of any order, judgment, or decree of any state or federal court, or any statute or governmental regulation to which it is subject.

     3.9.     FINANCIAL  STATEMENTS  ACCURATE.  All  financial  statements
              -------------------------------
heretofore or hereafter provided with respect to Borrower are and will be true and complete in all material respects as of their respective dates and fairly and will fairly present the financial condition of such party, and there are no liabilities, direct or indirect, fixed or contingent, as of the respective dates of such statements which are not reflected therein or in the notes thereto or in a written certificate delivered with such statements. The financial statements of Borrower have been prepared in accordance with GAAP. There has been no material adverse change in the financial condition, operations, or prospects of Borrower since the dates of such statements except as fully disclosed in writing with the delivery of such statements.

     3.10.     510(K)  APPROVAL.  Borrower has  received all necessary approvals
               ----------------
for the sale or other distribution of its products, including, but not limited to, approvals under Section 510(k) of the federal Food and Drug Cosmetic Act.

     3.11.     CERTAIN  BUSINESS  PRACTICES.  Neither  Borrower  nor  any
               ----------------------------
directors, officers, agents or employees of Borrower has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any other payment prohibited by applicable law.

     3.12.     PAYMENT OF TAXES.  Other than  Borrower's  federal  and state tax
               ----------------
returns for 2001 for which extensions were timely filed and are still in effect, Borrower has filed all federal, state, and local tax returns which are required to be filed and have paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or to assessments received. Borrower does not currently anticipate owing any taxes or incurring any penalties in connection with its federal and state tax returns for 2001.


     3.13.     TITLE  TO  COLLATERAL/ASSETS.  Borrower  has  good and marketable
               ----------------------------
title to the Collateral. Borrower owns or leases all tangible assets sufficient for the conduct of its business as presently conducted and as presently proposed to be conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used. Each item of equipment and other asset that Borrower has possession of pursuant to a lease agreement or other contractual arrangement and relating to, or used in, its business is in such condition that, upon its return to its lessor or owner under the applicable lease or contract, the obligations of Borrower to such lessor owner will have been discharged in full.

     3.14.     INSURANCE.  Exhibit  3.14 sets forth a true, correct and complete
               ---------   -------------
list of all fire, theft, casualty, general liability, workers compensation, business interruption, environmental impairment, product liability, automobile and other insurance policies maintained by Borrower and of all life insurance policies maintained on the lives of any of its employees (including, but not limited to the Key Man Insurance Policies), specifying the type of coverage, the amount of coverage, the premium, the insurer and the expiration date of each such policy (collectively, the "INSURANCE POLICIES") and all claims made under such Insurance Policies since December 31, 2001. Borrower has previously delivered to Lender true, correct and complete copies of all Insurance Policies. The Insurance Policies are in full force and effect and are in amounts of a nature that are adequate and customary for Borrower's business. All premiums due on the Insurance Policies or renewals thereof have been paid, and there is no default by Borrower under the Insurance Policies. Borrower has not received any notice or other communication from any issuer of the Insurance Policies since December 31, 2001 canceling or materially amending any of the Insurance Policies, materially increasing any deductibles or retained amounts thereunder, or materially increasing the annual or other premiums payable thereunder, and, to the knowledge of Borrower, no such cancellation, amendment or increase of deductibles, retainages or premiums is threatened. Borrower has no outstanding claims or disputes with any insurance carrier regarding claims, settlements or premiums, and Borrower has not failed to give any notice or present any claim under any Insurance Policy in due and timely fashion. There are no outstanding requirements or recommendations by any issuer of the Insurance Policies or by any Board of Fire Underwriters or other similar body exercising similar functions or by any Governmental Entity exercising similar functions that require or recommend any changes in the conduct of the business of, or any repairs or other work to be done on or with respect to any of the properties or assets of, Borrower.

     3.15.     PRIORITY OF SECURITY INTEREST; LIENS; OTHER OBLIGATIONS.   Except
               -------------------------------------------------------
as  set forth on Exhibit 3.15, no Collateral is subject to any Lien except those
                 ------------
Liens expressly permitted by this Agreement. Borrower is not liable, primarily or secondarily, upon any Indebtedness other than as described in its financial statements or has any fixed or contingent obligation to make any loan or contribution of capital to any other entity that has not been fully paid. Except as set forth on Exhibit 3.15 hereto, Borrower does not owe any debt to
                          ------------
its  stockholders,  partners  or  affiliates.

     3.16.     LOCATION  OF CHIEF EXECUTIVE OFFICES.  The location of Borrower's
               ------------------------------------
principal  place  of  business  and  chief  executive office are as set forth on
Exhibit  3.16  hereto.
-------------

     3.17.     DISCLOSURE.  All  information  furnished  or  to be furnished  by
               ----------
Borrower to Lender in connection with the Loan or any of the Loan Documents, is, or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to provide Lender with true and accurate knowledge of the subject matter. Borrower has, since the effective date of the Form 10 filed by Borrower on October 23, 2001 and other than the Borrower's Form 10-K for the period ended December 31, 2001 which was filed late, filed with the SEC all registration statements, proxy statements, reports and other documents required to be filed under the rules of the SEC and the regulations promulgated thereunder and all such filings were timely made and were complete and correct in all material respects when made. No stockholder has any right of recission arising under the sale of any securities of Borrower.

     3.18.     TRADE  NAMES.  Borrower has not changed its name or been known by
               ------------
any  other  name  within  the  last  five  (5)  years.

     3.19.     ERISA.  Borrower  is in compliance with all applicable provisions
               -----
of  the  Employee  Retirement Income Security Act of 1974, as amended ("ERISA").

     3.20.     COMPLIANCE  WITH  OTHER  APPLICABLE  LAWS.  Borrower  is  not  in
               -----------------------------------------
violation of any federal law, rule, license, decree, regulation or ordinance (including laws, rules, licenses, decrees, regulations or ordinances of any applicable court, arbitrator, administrative agency or commission or other governmental or regulatory authority, body, instrumentality or agency, domestic or foreign (each, a "GOVERNMENTAL ENTITY")) relating to its business or the properties relating to its business which violation would have a Material Adverse Effect on Borrower. Borrower is not in violation of any state, local or foreign law, rule, license, decree, regulation or ordinance (including laws, rules, licenses, decrees, regulations or ordinances of applicable Governmental Entities) relating to its business or the properties relating to its business which violation could have a Material Adverse Effect on Borrower. The business of Borrower as conducted since its inception has not violated, and on the date hereof does not violate, in any material respect, any federal, state, local or foreign laws, regulations or orders (including any of the foregoing relating to insurance, employment discrimination, occupational safety, environmental protection, hazardous waste, conservation, or corrupt practices, the enforcement of which would have a Material Adverse Effect on Borrower. Borrower has not had notice or communication from any federal, state or local governmental or regulatory authority or otherwise since its inception of any such violation or noncompliance.

     3.21.     ENVIRONMENTAL MATTERS.  To the best of Borrower's knowledge, none
               ---------------------
of Borrower's assets are in violation of or subject to any existing, pending, or threatened investigation or inquiry by any governmental authority or any response costs or remedial obligations under any Applicable Environmental Law, and this representation and warranty would continue to be true and correct following disclosure to the applicable Governmental Entities of all relevant facts, conditions and circumstances, if any, pertaining to the assets of Borrower. Borrower hereby agrees to remedy promptly any violation of any Applicable Environmental Law with respect to the assets of Borrower, and to pay any fines, charges, fees, expenses, damages, losses, liabilities, and response costs arising from or pertaining to the application of any such Applicable Environmental Law to the assets of Borrower. Borrower agrees to permit Lender to have access to the Collateral at all reasonable times in order to conduct any investigation and testing which Lender deems necessary to assure Lender that the Collateral is in compliance with all Applicable Environmental Laws, and Borrower agrees to promptly reimburse Lender for all costs incurred in such investigation and testing.

     3.22.     SOLVENCY.  Borrower  represents  and  warrants that it is solvent
               --------
within the meaning of 11 U.S.C. Sec. 548 and GAAP, and neither the borrowing of the Loan nor the payments to creditors contemplated herein, will render Borrower insolvent within the meaning of 11 U.S.C. Sec. 548 and GAAP.

     3.23.     FORBEARANCE  AGREEMENTS  AND  DISTRIBUTION  AGREEMENTS.  Borrower
               ------------------------------------------------------
has provided Lender with true, correct and complete copies of each Forbearance Agreement, and each Distribution Agreement together with any and all amendments thereto. Each Forbearance Agreement and each Distribution Agreement is in full force and effect and there are no defaults thereunder by Borrower, or to the best knowledge of Borrower, by any other parties thereto.

     3.24.     TRADEMARKS,  PATENTS AND OTHER RIGHTS.  Set forth in Exhibit 3.24
               -------------------------------------                ------------
is a list and brief description of all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, are owned by, or are registered in the name of Borrower, or of which Borrower is a licensor or licensee, or in which Borrower has any right, and in each case a brief description of the nature of such right. Borrower owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, and know how (collectively, "TRADE RIGHTS") necessary or desirable to the conduct of its business as conducted and as proposed to be conducted. No claim is pending or to the knowledge of Borrower, threatened to the effect that the operations of Borrower infringe upon or conflict with the asserted rights of any other Person under any Trade Rights, and, to the knowledge of Borrower, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or to the knowledge of Borrower, threatened to the effect that any such Trade Rights owned or licensed by Borrower or which Borrower otherwise has the right to use, is invalid or unenforceable by Borrower, and there is no known basis for any such claim (whether or not pending or threatened). All technical information developed by and belonging to Borrower has been patented or has been kept confidential or has otherwise been established as a trade secret. Borrower has not granted or assigned to any other Person or entity any right to sell or produce the products or proposed products or provide the services or proposed services of Borrower.
No officer, director, stockholder, or employee of Borrower has an ownership interest in any of the trademarks, patents, or other rights set forth in Exhibit
                                                                         -------
3.24.
-----

     3.25.     PROPRIETARY  INFORMATION  OF  THIRD PARTIES.  To the knowledge of
               -------------------------------------------
Borrower, no third party has claimed or has any reason to claim that any Person employed by or affiliated with Borrower has: (i) violated or may be violating any of the material terms or conditions of his or her employment, non-competition, or non-disclosure agreement with such third party; (ii) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party; or (iii) interfered or may be interfering in the employment relationship between such third party and any of its current or former employees. To the knowledge of Borrower, no third party has requested information from Borrower that suggests that such a claim might be contemplated. To the knowledge of Borrower, no Person employed by or affiliated with Borrower has employed or proposes to employ any trade secret or any information or documentation proprietary to any former employer, and no Person employed by or affiliated with Borrower has violated any confidential relationship which such Person may have had with any third party in connection with the development or sale of any product or proposed product or the development or sale of any service or proposed service of Borrower, and Borrower has no reason to believe there will be any such employment or violation. None of the execution, delivery or performance of this Agreement, or the carrying on of the business of Borrower as officers, employees, or agents by any officer, director, or key employee or affiliated Person of Borrower or the conduct of the businesses of Borrower, will conflict with or result in a material breach of the terms, conditions, or provisions of, or constitute a default under any material contract, covenant, or instrument under which any such Person is obligated.

     3.26.     CERTAIN FDA MATTERS.  Borrower  certifies  that  its  products,
               -------------------
operations and facilities, which are subject to regulation by the FDA, are in compliance with all relevant FDA requirements. Specifically, with respect to Borrower's products which require premarket notification (510(k)) clearance for legal commercial distribution in the United States, Borrower certifies that it holds its own 510(k) clearances for all of these products which it repackages, relabels or otherwise modifies. For those products requiring 510(k) clearance for which Borrower only acts as a distributor (private label or otherwise), Borrower certifies that the device manufacturer holds the necessary 510(k) clearances for the products and that Borrower does not engage in any activities relative to products, including, but not limited to, repackaging, relabeling, or other modification, that would cause it to need to hold its own 510(k) clearances for the products. As used herein, "repackaging" means packaging finished devices from bulk or repackaging an original manufacturer's devices into different containers (excluding shipping containers). As used herein, "relabeling" means changing the content of the labeling from that supplied by the original manufacturer (excluding merely adding Borrower's name).

                                   ARTICLE IV
                       AFFIRMATIVE COVENANTS OF BORROWER.

     Borrower agrees with and covenants unto Lender that until the Loan Obligations have been paid in full, Borrower shall (unless waived in writing by Lender in Lender's sole discretion):

     4.1.     PAYMENT  OF  LOAN/PERFORMANCE  OF  LOAN  OBLIGATIONS.  Duly  and
              ----------------------------------------------------
punctually pay or cause to be paid the principal and interest of the Note in accordance with its terms and duly and punctually pay and perform or cause to be paid or performed all Loan Obligations hereunder and under the other Loan Documents.

     4.2.     MAINTENANCE  OF  EXISTENCE. Maintain its existence, and,  in  each
              --------------------------
jurisdiction in which the character of the property owned by it or in which the transaction of its business makes qualification necessary, maintain qualification and good standing.

     4.3.     ACCRUAL AND PAYMENT OF TAXES.  During each fiscal year, accrue all
              ----------------------------
current tax liabilities of all kinds (including, without limitation, federal and state income taxes, franchise taxes, payroll taxes), all required withholding of income taxes of employees, all required old age and unemployment contributions, and all required payments to employee benefit plans, and pay the same when they become due.

     4.4.     INSURANCE.  At all times while Borrower is  indebted to Lender, to
              ---------
maintain  or  cause  to  be  maintained  the  following  insurance:

     (a) Liability insurance (including product liability) for the Collateral in an amount equal to at least $1,000,000 per occurrence and $2,000,000 aggregate, unless lesser amounts are approved by Lender in writing in Lender's discretion. All such liability insurance shall be written on an occurrence or claims made basis (and if a claims made basis, Borrower has obtained and will obtain effective upon expiration appropriate tail coverage) and name Lender as an additional insured; provided, however, Lender may require
                                           --------  -------
increases in coverage based upon reasonable and prudent operating practices of similar businesses;

     (b) "All-risk" broad form coverage on the Collateral in an amount not less than the full replacement cost thereof, with endorsements insuring against such potential causes of loss as shall be required by Lender, including, but not limited to, loss or damage from flood, unless evidence satisfactory to Lender is provided that no Collateral is located in an area which is designated as not being in a flood hazard area;

     (c) Business income insurance (including rental value if any Collateral is leased in whole or part) equal to not less than twelve (12) months' estimated gross revenues less expenses not ordinarily incurred during the period of business interruption.

     (d) Workers' compensation insurance as required by the laws of the state in which Borrower is located.

     Each  of  the policies described in Section 4.4(b) and Section 4.4(c) shall
                                         --------------     --------------
be written by an insurer having and maintaining a Best rating of A (or better), and shall provide that Lender shall receive not less than thirty (30) days' written notice prior to cancellation (or ten (10) days' written notice in the case of nonpayment of premium). The proceeds of either of the policies described in Section 4.4(b) and Section 4.4(c) shall be deposited with Lender or
             --------------     --------------
a financial institution acceptable to Lender as an escrow holder, and such proceeds (after deducting Lender's costs and expenses of obtaining such proceeds) shall be applied by Lender, at Lender's sole option, either (i) to the full or partial payment or prepayment of the Loan Obligations (without premium), or (ii) to the repair and/or restoration of the Collateral damaged by such casualty, or Lender may release the net proceeds to Borrower.

     Notwithstanding the foregoing, Lender agrees that Lender shall make the net proceeds of insurance (after payment of Lender's costs and expenses) available for repair, restoration and replacement of the Collateral damaged by such casualty on the following terms and subject to such party's satisfaction of the following conditions:

     (a) At the time of such loss or damage and at all times thereafter while Lender is holding any portion of such proceeds, there shall exist no Default or Event of Default;

     (b) The Collateral to which damage has occurred shall be capable of being restored to its pre-existing condition and utility in all material respects with a value equal to or greater than the value of such Collateral prior to the loss or damage occasioning such receipt of proceeds and shall be capable of being completed prior to the Maturity Date;

     (c) Within thirty (30) days from the date of such loss or damage Borrower shall have given Lender written notice electing to have the proceeds applied for such purpose;

     (d) In the event and to the extent such proceeds are not required or used for the repair and restoration of the Collateral damaged, or in the event the applicable Person fails to timely make such election or having made such election fails to timely comply with the terms and conditions set forth herein, Lender shall be entitled without notice to or consent from Borrower or other Person to apply such proceeds, or the balance thereof, at Lender's option either
(i) to the full or partial payment or prepayment of the Loan Obligations in the manner aforesaid, or (ii) to the repair, restoration and/or replacement of all or any part of such Collateral to which damage has occurred, or Lender may release the balance of such proceeds to Borrower.

     Borrower appoints Lender as Borrower's attorney-in-fact to cause the issuance of or an endorsement of any policy to bring any policy of insurance into compliance herewith and, as limited above, at Lender's sole option, to make any claim for, receive payment for, and execute and endorse any documents, checks or other instruments in payment for loss, theft, or damage covered under any such insurance policy; however, in no event will Lender be liable for failure to collect any amounts payable under any insurance policy.

     Notwithstanding the foregoing, all of the insurance policies described in this Section 4.4 shall be on terms and conditions as acceptable to Lender in its
     -----------
sole  discretion.

     4.5.     FINANCIAL  AND  OTHER  INFORMATION.  Provide  Lender  with  the
              ----------------------------------
following  financial  statements  and  information  on  a  continuing  basis:

     (a) Within one hundred twenty (120) days after the end of each calendar year, audited financial statements of Borrower prepared in accordance with GAAP by Borrower's existing auditor at the time of Closing, a nationally recognized certified public accounting firm or other independent certified public accounting firm acceptable to Lender, and including a balance sheet and a statement of income and expenses for the year then ended.

     (b) Within forty-five (45) days after the end of each calendar month, unaudited financial statements of Borrower certified to be true and correct by the Chief Financial Officer and the Chief Executive Officer of Borrower and in the form attached hereto as Exhibit 4.5(b).
                                 ---------------

     (c) Within forty-five (45) days of the end of each calendar quarter, a certificate in form acceptable to Lender that no Event of Default as defined in the Loan Documents then exists and no event has occurred (that has not been cured) and Default currently exists that would, but for the giving of any applicable cure period, constitute and Event of Default.

     (d) Within thirty (30) days of the end of each calendar month, an accounts payable report and an aged accounts receivable report in sufficient detail to show amounts due by the account age classifications of thirty (30) days, sixty (60) days, ninety (90) days one hundred twenty (120) days and over one hundred twenty (120) days.

     (e) Within five (5) days of receipt, any and all notices (regardless of form) from any and all third parties that the Trade Rights of Borrower, including, but not limited to, the Trade Rights and other rights related to its over the counter screening device infringes on any patent or other right of such party.

     (f) Upon Lender's request, evidence of payment of any applicable taxes with respect to the Collateral, which taxes Borrower agrees to pay or cause to be paid.

     (g) A copy of any filing by Borrower with the SEC, at such time as such filing is made with the SEC.

     (h) A copy of all press releases at such time as the press release is issued.

     (i) A copy of any new Distribution Agreement or other agreement and notice of any cancellation of any existing agreement, each within three (3) Business Days after its effective date.

     (j) Within thirty (30) days after the end of each month, a list of Borrower's inventory as of the end of such previous month;

     (k) Within five (5) Business Days of Borrower's knowledge thereof, notice of any pending or threatened lawsuits, judgements or other claims against, involving or otherwise relating to Borrower.

     Lender reserves the right to require such other financial information (including tax returns, detailed cash flow information and contingent liability information) of Borrower, all at such times as Lender shall deem necessary, and Borrower agrees promptly to provide such information to Lender. All financial statements must be in the form and detail as Lender shall, from time to time, request.

     Lender may place the Loan in a pooling of Loans for syndication and sale of interests therein to investors. In such event, Borrower consents to Lender's disclosure and distribution of financial and other information of Borrower and others that has been provided by Borrower to Lender pursuant to this Agreement to prospective participants, purchasers, investors, rating agencies and others involved in any participation, sale, pooling or syndication. Borrower further agrees to use its reasonable efforts in cooperating with Lender in obtaining and preparing such information that may be reasonably requested by Lender in order to provide accurate disclosure of the nature, status, and prospects of the Loan. Lender may also disclose financial information to the United States Small Business Administration.

     4.6.     COMPLIANCE CERTIFICATE.  Within forty-five (45) days of the end of
              ----------------------
each calendar quarter furnish to Lender a compliance certificate in the form attached hereto as Exhibit 4.6 with all information completed and certified by
                     -----------
the Chief Financial Officer and the Chief Executive Officer of Borrower as true and correct.

     4.7.     BOOKS  AND RECORDS. Permit Persons designated by Lender to inspect
              ------------------
the Collateral and books and records of Borrower and such Persons and the Collateral and to discuss the affairs of Borrower and the Collateral with officers of Borrower as designated by Lender, all at such times as Lender shall request. Without limitation upon the foregoing, Borrower specifically agrees that the United States Small Business Administration shall also have the same rights or inspection as set forth in this Section 4.7, and Borrower agrees to
                                             -----------
cooperate with  any  such  inspections.

     4.8.     PAYMENT  OF  INDEBTEDNESS.  Duly and punctually pay or cause to be
              -------------------------
paid all other Indebtedness now owing or hereafter incurred by Borrower in accordance with the terms of such Indebtedness, except such Indebtedness owing to those other than Lender which is being contested in good faith and with respect to which any execution against the Collateral and any other property of Borrower has been effectively stayed and for which reserves adequate for payment have been established.

     4.9.     RECORDS  OF  ACCOUNTS.  Maintain  all  records, including  records
              ---------------------
pertaining to the accounts receivable of the Collateral, at the chief executive office of Borrower as set forth in this Agreement.

     4.10.     NOTICE OF LOSS.  Immediately notify Lender of any event causing a
               --------------
loss or depreciation in value of Borrower's assets in excess of $100,000 and the amount of such loss or depreciation, except Borrower shall not be required to notify Lender of depreciation in equipment resulting from ordinary use thereof.

      4.11.     CONDUCT  OF BUSINESS.  Cause  the  operation  of the business of
                --------------------
Borrower to be conducted at all times in a manner consistent with the level of operation of such business as of the date hereof. Without limiting the foregoing, Borrower shall:

     (a) operate the business of Borrower or cause the business of Borrower to be operated in a prudent manner in compliance, in all material respects, with applicable laws and regulations relating thereto and all licenses, Permits, and any agreements necessary for the use and operation of such business;

     (b) maintain sufficient inventory and equipment of types and quantities to enable Borrower to perform normal operation of the business of Borrower in compliance, in all material respects, applicable law of the Governmental Entities having jurisdiction over Borrower;

     (c) keep all inventory and equipment used or useful in connection with the business of Borrower in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions, and improvements thereto to keep the same in good operating condition.

     4.12.     COMPLY  WITH  COVENANTS AND LAWS.  Comply or cause the compliance
               --------------------------------
in all material respects with all applicable covenants and restrictions of record and all laws, ordinances, rules and regulations relating to the business of Borrower and keep the business of Borrower in compliance with all applicable laws, ordinances, rules and regulations.

     4.13.     TAXES  AND  OTHER  CHARGES.  Pay  or  cause to be paid all taxes,
               --------------------------
assessments, charges, claims for labor, supplies, rent, and other obligations which, if unpaid, might give rise to a Lien against any Collateral, except Liens to the extent permitted by this Agreement.

     4.14.     FINANCIAL  COVENANTS.  Maintain  compliance  with  each  of  the
               --------------------
following financial  covenants:

     (a)     Minimum  Liquidity.  Borrower  shall  have  a  minimum liquidity of
             ------------------
$50,000 as of Closing, which shall increase by the end of the first Loan Year to $100,000, and which shall increase to $150,000 by the end of the second Loan Year and which shall thereafter be maintained during the term of the Loan. Liquidity may include cash, cash equivalents or net availability under a working capital line of credit (which is not secured by any assets of Borrower other than cash). For purposes of this Section 4.14(a), the measurement periods shall
                                  ---------------
be the quarter ending December 31, 2002, the quarter ending March 31, 2003 (and trailing six month period), the quarter ending June 30, 2003 (and trailing nine month period), and the quarter ending September 30, 2003 (and trailing twelve month period); and thereafter on a calendar quarter and trailing twelve month period.

     (b)     Current  Assets  to Current Liabilities Ratio.  Borrower shall have
             ---------------------------------------------
and maintain a current assets to current liabilities ratio of 1.4 to 1.0 for the first two years following the Closing, and a current assets to current liabilities ratio of 1.75 to 1.0 for the remaining term of the Loan.

     (c)     Ratio of Earnings.  Borrower shall have and maintain a ratio of
             -----------------
earnings before interest, taxes, depreciation and amortization (adjusted to add back non-cash expenses such as the grant of stock and stock options or warrants for services) to interest of not less than 1.75 to 1.0 during the first twelve months following the Closing and shall thereafter have and maintain a ratio of earnings before interest, taxes, depreciation and amortization to interest of not less than 1.4 to 1.0 during the remaining term of the Loan.

     (d)     Additional  Indebtedness.  Borrower  shall  not incur or permit  to
             ------------------------
exist any Indebtedness in excess of $25,000 per transaction, $75,000 in the aggregate, or an excess of $2,000 monthly expense relating to such Indebtedness, until the end of the first year after Closing, without the prior written approval of the Lender, in its sole discretion. If Borrower is in compliance with all aspects of the Loan, then these levels will be increased to $50,000 per transaction, $150,000 in the aggregate, or an excess of $5,000 monthly expense relating to such Indebtedness. Indebtedness for purposes of this
Section 4.14(d) shall include unsecured debt and secured debt (that  is  secured
---------------
only on a leased basis, such as equipment), but shall not include ordinary course trade payables.

     (e)     Tangible Assets to Liabilities.  Commencing on the second
             ------------------------------
anniversary of the Closing, Borrower shall have and maintain a ratio of tangible assets to liabilities of 1.0 to 1.0, and, commencing on the third anniversary of the Closing, shall thereafter have and maintain a ratio of tangible assets to liabilities of 1.25 to 1.0 for the remaining term of the Loan.

     In the event any such covenant is violated, Borrower may provide additional Collateral satisfactory to Lender as a cure of such Event of Default on terms acceptable to Lender in its discretion.

     4.15.     USE OF CASH FLOW.  Borrower shall use all cash flow after payment
               ----------------
of normal operating expenses and then after payment of any Loan amount then due (including any amount in default), and income taxes then due in the following order: (i) to maintain all covenant levels; (ii) next to pay down current liabilities until all payables are paid within thirty (30) days of invoice; and
(iii)  for  new  business  activities,  unless otherwise consented to by Lender.

     4.16.     FORBEARANCE  AGREEMENTS.  Borrower  shall  obtain  and  maintain
               -----------------------
without default  from  all  the  creditors  set  forth  on  Exhibit 1.1(b)  a
                                                            --------------
Forbearance Agreement to provide reasonable assurance to Lender, as of Closing and thereafter during the term of the Loan, as to the inability for Borrower to be the subject of an involuntary petition under the federal Bankruptcy Code, or a petition for appointment of a receiver under any state law relating to insolvency protection.

     4.17.     REQUIRED  PAYMENT.  At  any  time  upon  (i)  a sale (in a single
               -----------------
transaction or a series of transactions), not in the ordinary course of business, of twenty-five percent (25%) or more of the assets of Borrower, or
(ii) a Change in Control of Borrower, the Loan and all outstanding Loan Obligations shall be prepaid in full with accrued interest and the appropriate prepayment premium as described in Section 2.8(a).
                                        ---------------

     4.18.     OTHER  DEBT AGREEMENTS.  Maintain  compliance  with  the  terms,
               ----------------------
covenants and conditions of the loan agreements, notes, mortgages, deeds of trust, security agreements, assignments and/or other documents and instruments evidencing or securing Indebtedness upon which such Person is obligated or which encumbers any property of such Person, including, without limitation, all other Ziegler Debt.

     4.19.     KEY  MAN  INSURANCE  POLICIES.  Within  sixty (60) days after the
               -----------------------------
Closing Date, obtain and provide evidence to Lender of, key man life insurance, in the amount of $1,650,000 million on the life of Mr. McGuire and $1 million each on the life of Dr. Rojas and Mr. Gadawski (the "KEY MAN INSURANCE POLICIES.")

     4.20.     PATENT  ATTORNEY AND PATENT APPLICATION.  Within ninety (90) days
               ---------------------------------------
after the Closing Date, engage and provide evidence to Lender of such engagement, a patent attorney acceptable to Lender to review Borrower's products for patentability and in the event such patent attorney's review confirms that the Borrower's products can be patented, within ninety (90) days after such confirmation, file a patent application with the United States Patent and Trademark Office relating to such product's patent.

     4.21.     CERTIFICATE.  Upon  Lender's  written  request during the term of
               -----------
the Loan, furnish Lender with a certificate stating that Borrower has complied with and is in compliance with all terms, covenants and conditions of the Loan Documents to which Borrower is a party and that there exists no Default or Event of Default or, if such is not the case, that one or more specified events have occurred, and that the representations and warranties contained herein are true with the same effect as though made on the date of such certificate.

     4.22.     REMOVAL  OF  LIENS.  Within  ten  (10)  Business  Days  after the
               ------------------
Closing,  Borrower  shall  cause  all  liens and other encumbrances set forth on
Exhibit  3.15  to  be  removed  such  that  Lender  shall have a first priority,
    ---------
perfected  security  interest  in  and  to  the  Collateral.
    ---

     4.23.     COUNTERPART  SIGNATURES  TO  RIGHTS  AGREEMENT.  Within  five (5)
               ----------------------------------------------
Business Days after the Closing, Borrower shall collect and deliver to Lender each of the counterpart signature pages to the Rights Agreement for each Holder listed on Exhibit A to such Rights Agreement.
            ----------

                                    ARTICLE V
                         NEGATIVE COVENANTS OF BORROWER.

     Until  the  Loan  Obligations  have  been paid in full, Borrower shall not:

     5.1.     ASSIGNMENT OF LICENSES AND PERMITS.  Assign or transfer, or permit
              ----------------------------------
the assignment or transfer of, any interest in any Permits, or assign, transfer, or remove or permit any other Person to assign, transfer, or remove any records pertaining to the Collateral including, without limitation, as more particularly set forth in the Security Agreement, without Lender's prior written consent, which consent may be granted or refused in Lender's sole discretion.

     5.2.     NO  LIENS;  EXCEPTIONS.  Create, incur, assume  or suffer to exist
              ----------------------
any Lien upon or with respect to the Collateral, whether now owned or hereafter acquired, other than the following permitted Liens:

     (a)     Liens  at  any  time  existing  in  favor  of  Lender;

     (b) Inchoate Liens arising by operation of law for the purchase of labor, services, materials, equipment or supplies, provided payment shall not be delinquent;

     (c) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of statutory obligations (provided such Person complies with all obligations with respect to such insurance, benefits and statutory obligations);

     (d) Liens for current year's taxes, assessments or governmental charges or levies provided payment thereof shall not be delinquent; and

     (e)     Liens relating  to  Indebtedness  permitted  under  Section 4.14(d)
                                                                 ---------------
 and Section  5.3  of  this  Agreement.
     ------------

     5.3.     INDEBTEDNESS  AND  OTHER  OBLIGATIONS.  Incur  or become obligated
              --------------------------------------
upon any other Indebtedness, secured or unsecured, or become obligated to make any capital contribution or loan to any other entity other than (a) during the first Loan Year, Indebtedness in an amount less than $25,000 per transaction, less than $75,000 in the aggregate, or and excess $2,000 in monthly expense relating to such Indebtedness, (b) during the second Loan Year and thereafter, and provided that Borrower is compliance with this Agreement and the other Loan Documents, Indebtedness in an amount less than $50,000 per transaction, less than $150,000 in the aggregate, or an excess of $5,000 in monthly expense relating to such Indebtedness. In addition, any Indebtedness permitted under this Section 5.3 may be secured or unsecured provided that any secured
      ------------
Indebtedness  is  on  a leased basis, but does not include ordinary course trade
     ----
payables.

     5.4.     MERGER,  CONSOLIDATION, ETC.  Enter into any merger, consolidation
              ----------------------------
or similar transaction, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now or hereafter acquired), without the prior written consent of Lender, which may be granted or refused by Lender in Lender's sole discretion. Notwithstanding the foregoing, in the event, as part of such transaction, the Loan and all Loan Obligation will be satisfied in full in accordance with the terms of this Agreement, no prior written consent of Lender is required.

     5.5.     DISPOSITION OF A MATERIAL PORTION OF ITS ASSETS.  Sell, lease,
              -----------------------------------------------
transfer or  otherwise  dispose  of  any  material  portion  of  its  assets.

     5.6.     DIVIDENDS,  DISTRIBUTIONS  AND  REDEMPTIONS.  Except  as
              -------------------------------------------
hereinafter provided or as otherwise consented to by Lender in writing, declare or pay any dividends, or purchase, redeem, retire, or otherwise acquire for value, any of its capital stock now or hereafter outstanding, return any capital to its stockholders as such, or make any distribution of assets to its stockholders.

     5.7.     CHANGE  IN  BUSINESS.  Allow any material change in the nature  of
              --------------------
its business  as  it  is  being  conducted  as  of  the  date  hereof.

     5.8.     CHANGES  IN  ACCOUNTING.  Change its methods of accounting, unless
              -----------------------
such change is permitted by GAAP, and provided such change does not have the effect of curing or preventing what would otherwise be an Event of Default or Default had such change not taken place.


     5.9.     ERISA  FUNDING AND TERMINATION.  Permit (a) the funding
              ------------------------------
requirements of ERISA with respect to any employee plan to be less than the minimum required by ERISA at any time, or (b) any employee plan to be subject to involuntary termination proceedings at any time.

     5.10.     TRANSACTIONS  WITH  AFFILIATES.  Enter  into any transaction with
               ------------------------------
any affiliated Person other than in the ordinary course of its business and on fair and reasonable terms no less favorable than those they would obtain in a comparable arms-length transaction with a Person not an affiliate and, in the event any such transaction with an affiliated Person includes or relates to Indebtedness of Borrower, such Indebtedness shall be subordinated to repayment of the Loan Obligations.

     5.11.     TRANSFER  OF  OWNERSHIP.  Permit  the  transfer  of  any  of  the
               -----------------------
ownership interests of Borrower resulting in (a) a change in management or (b) a Change in Control.

     5.12.     CHANGE OF USE.  Alter or change the use of the Collateral or
               -------------
permit to exist any management agreement or lease for the Collateral, unless Lender's written consent has been first obtained, which consent shall be in Lender's sole discretion.

     5.13.     DOMICILE  AND PLACE OF BUSINESS.  Change its state of domicile
               -------------------------------
without Lender's prior written consent or change its chief executive office or its principal place of business without first giving Lender at least thirty (30) days' prior written notice thereof and promptly providing Lender such information as Lender may request in connection therewith.

                                   ARTICLE VI
                         EVENTS OF DEFAULT AND REMEDIES.

     6.1.     EVENTS  OF  DEFAULT.  The  occurrence  of  any  one or more of the
              -------------------
following  shall  constitute  an  "EVENT  OF  DEFAULT"  hereunder:

     (a) The failure by Borrower to pay any installment of principal, interest, or other charges required under the Note, as and when the same becomes due; or

     (b)     The  violation of any covenant set forth in Section 4.14 or Article
                                                         ------------    -------
V;  or

     (c) The failure of Borrower properly and timely to perform or observe any covenant or condition set forth in this Agreement (other than those specified in (a) and (b) of this Section) or any other Loan Documents which is not cured within any applicable cure period as set forth herein or, if no cure period is specified therefor, is not cured within thirty (30) days of Lender's notice to Borrower of such Default; or

     (d) The occurrence of any Event of Default (other than those specified in (a), (b) or (c) of this Section) under any other Loan Documents; or

     (e) The filing by Borrower of a voluntary petition in bankruptcy or the adjudication of Borrower as a bankrupt or insolvent, or the filing by Borrower of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or if Borrower should seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator for itself or of all or any substantial part its property or of any or all of the rents, revenues, issues, earnings, profits or income thereof, or the making of any general assignment for the benefit of creditors or the admission in writing by Borrower of its inability to pay its debts generally as they become due; or

     (f) The entry by a court of competent jurisdiction of an order, judgment, or decree approving a petition filed against Borrower, which such petition seeks any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency, or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or the appointment of any trustee, receiver or liquidator of any of the aforesaid Persons or of all or any substantial part of its properties or of any or all of the rents, revenues, issues, earnings, profits or income thereof which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive); or

     (g) The sale or other transfer by Borrower of any portion of the Collateral, (other than in the ordinary course of business with respect to Inventory (as defined in the Security Agreement)) unless the written consent of Lender is first obtained, which consent may be granted or refused by Lender in its sole discretion; or

     (h) Any certificate, statement, representation, warranty or audit heretofore or hereafter furnished by or on behalf of Borrower pursuant to or in connection with this Agreement or otherwise (including, without limitation, representations and warranties contained herein or in any Loan Documents) or as an inducement to Lender to extend any credit to or to enter into this or any other agreement with such Person in connection with this Loan or other loans now existing or hereafter created, proves to have been false in any material respect at the time when the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against such Person or on the date of execution of this Agreement there shall have been any materially adverse change in any of the facts previously disclosed by any such certificate, statement, representation, warranty or audit, which change shall not have been disclosed to Lender in writing at or prior to the time of such execution; or

     (i) The failure of Borrower to timely cure or cause to be cured any deficiency required to be corrected pursuant to Section 4.8 of this Agreement;
                                                  -----------
or

     (j) A final judgment shall be rendered by a court of law or equity against Borrower and the same shall remain undischarged for a period of thirty
(30) days, unless such judgment is either (i) fully covered by collectible insurance and such insurer has within such period acknowledged such coverage in writing, or (ii) although not fully covered by insurance, enforcement of such judgment has been effectively stayed, such judgment is being contested or appealed by appropriate proceedings and such Person, as the case may be, has established reserves adequate for payment in the event such Person is ultimately unsuccessful in such contest or appeal and evidence thereof is provided to Lender; or

     (k) The occurrence of any materially adverse change in the financial condition or prospects of Borrower, or the existence of any other condition which, in Lender's reasonable determination, constitutes an impairment of Borrower's ability to perform its obligations under its Loan Documents; or

     (l) Any default pursuant to any other Indebtedness of Borrower or pursuant to any other Ziegler Debt, or pursuant to any document, instrument or agreement evidencing or securing any other such Indebtedness, or any part thereof, other than Indebtedness being contested in accordance with the requirements of Section 4.8.
                -----------

     Notwithstanding  anything  in  this Section 6.1, all requirements of notice
                                         -----------
shall be deemed eliminated if Lender is prevented from giving such notice by bankruptcy or other applicable law. The cure period, if any, shall then run from the occurrence of the event or condition of Default rather than from the date of notice.

     6.2.     REMEDIES.  Upon the occurrence of any one or more of the foregoing
              --------
Events  of  Default,  Lender  may,  at  its  option:

     (a) Declare the entire unpaid principal of the Loan Obligations to be, and the same shall thereupon become, immediately due and payable, without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived.

     (b) Proceed to protect and enforce its rights by action at law (including, without limitation, bringing suit to reduce any claim to judgment), suit in equity and other appropriate proceedings including, without limitation, for specific performance of any covenant or condition contained in this Agreement.

     (c) Exercise any and all rights and remedies afforded by the laws of the United States, the state or states in which the Collateral is located or any other appropriate jurisdiction as may be available for the collection of debts and enforcement of covenants and conditions such as those contained in this Agreement and the Loan Documents.

     (d) Exercise the rights and remedies of setoff and/or banker's lien against the interest of Borrower in and to every account and other property of Borrower which is in the possession or control of Lender or any person who then owns a participating interest in the Loan, to the extent of the full amount of the Loan Obligations.

     (e) Exercise any other rights and remedies pursuant to this Agreement, applicable law and any other Loan Documents, including, but not limited to, the right to immediately appoint and cause to be elected a majority of the Board of Directors of Borrower and to continue to appoint and cause to be elected a majority of the Board of Directors until such time as such Event of Default is cured or all amounts then outstanding under the Loan have been paid in full, all as more particularly set forth in the Rights Agreement.

     (f) All rights and remedies of Lender under the terms of this Agreement, the Note, any of the other Loan Documents, and any applicable statutes or rules of law shall be cumulative and may be exercised successively or concurrently.

     6.3.     INCREASES  IN  COUPON  RATE  AND  OTHER  PENALTIES  UPON  EVENT OF
              ------------------------------------------------------------------
DEFAULT.

     (a) Upon the first Event of Default the Coupon Rate shall be increased by two hundred fifty (250) basis points, computed from the date of the notice from Lender of the Event of Default, subject to Borrower's cure of such Event of Default within thirty (30) days following notice from Lender of such Event of Default. If such Event of Default is not cured within such thirty (30) day period, or upon any subsequent Event of Default, the Coupon Rate shall be increased by five hundred (500) basis points above the Coupon Rate computed from the date of the notice from Lender of such Event of Default. In the event (i) Borrower cures such Event of Default to the satisfaction of Lender in its sole discretion and Borrower delivers written notice to Lender that setting forth the manner in which such Event of Default has been cured, and (ii) during the time when such Event of Default is occurring, Lender has not elected to exercise any of its other remedies set forth in Section 6.2(a), Section 6.2(b), Section 6.2
                                     --------------  --------------  -----------
(c),  or Section 6.2(d), interest on the Loan shall return to the Coupon Rate as
 --      --------------
of next day after the date of Lender's receipt of the notice from Borrower, as set forth in subsection (i) above.

     (b) In addition to and not in substitution for the Coupon Rate increases described in subsection (a) above, if an Event of Default occurs and the Loan is declared to be immediately due and payable, there shall be added to the principal balance of the Loan then due an amount equal to the prepayment premium which would then be applicable to any voluntary prepayment as set forth in Section 2.8(a).
    ---------------
                                   ARTICLE VII
                                 MISCELLANEOUS.

     7.1.     WAIVER.  No  remedy conferred upon, or reserved to, Lender in this
              ------
Agreement or any of the other Loan Documents is intended to be exclusive of any other remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity. Exercise or omission to exercise any right of Lender shall not affect any subsequent right of Lender to exercise the same. No course of dealing between Borrower and Lender or any delay on Lender's part in exercising any rights shall operate as a waiver of any of Lender's rights. No waiver of any Default under this Agreement or any of the other Loan Documents shall extend to or shall affect any subsequent or other then existing Default or shall impair any rights, remedies or powers of Lender.

     7.2.     COSTS  AND  EXPENSES.
              --------------------

     (a) Borrower will bear all taxes, fees and expenses (including fees and expenses of counsel for Lender) in connection with the Loan, the Note, the preparation of this Agreement and the other Loan Documents (including any amendments hereafter made), and in connection with any modifications thereto and the recording of any of the Loan Documents.

     (b) Borrower will bear the cost and expense of UCC lien and judgement searches relating to the Borrower and such other expenses related thereto as performed by Lender in Lender's sole discretion throughout the term of the Loan; provided, however, Lender shall not perform such lien and judgement searches at
--------   -------
Borrower's  expense  more  than  once  during  any  one  Loan  Year.

     (c) Borrower will bear the cost and expense of engaging the patent attorney described in Section 4.20 which expense shall not exceed $5,000.
                        -------------

     (d) Borrower will bear the cost and expense of any patent applications filed in accordance with Section 4.20.
                             -------------

     (e) Borrower shall reimburse Lender for all expenses, including, but not limited to travel expenses, incurred in connection with Lender's designees' attendance at the meetings of the Board of Directors of Borrower and the Committees of the Board of Directors of Borrower, all as more particularly set forth in the Rights Agreement.

     (f) If, at any time, a Default occurs or Lender becomes a party to any suit or proceeding in order to protect its interests or priority in any Collateral for any of the Loan Obligations or its rights under this Agreement or any of the Loan Documents, or if Lender is made a party to any suit or proceeding by virtue of the Loan, this Agreement or any Collateral for any Loan Obligations and as a result of any of the foregoing, Lender employs counsel to advise or provide other representation with respect to this Agreement, or to collect the balance of the Loan Obligations, or to take any action in or with respect to any suit or proceeding relating to this Agreement, any of the other Loan Documents, any Collateral for any of the Loan Obligations, Borrower, or to protect, collect, or liquidate any of the Collateral for the Loan Obligations, or attempt to enforce any security interest or lien granted to Lender by any of the Loan Documents, then in any such events, all of the reasonable attorney's fees arising from such services, including fees on appeal and in any bankruptcy proceedings, and any expenses, costs and charges relating thereto shall constitute additional obligations of Borrower to Lender payable on demand of Lender.

     (g) Without limiting the foregoing, Borrower has undertaken the obligation for payment of, and shall pay, all recording and filing fees, revenue or documentary stamps or taxes, intangibles taxes, transfer taxes, recording taxes and other taxes, expenses and charges payable in connection with this Agreement, any of the Loan Documents, the Loan Obligations, or the filing of any financing statements or other instruments required to effectuate the purposes of this Agreement and the other Loan Documents, and should Borrower fail to do so, Borrower agrees to reimburse Lender for the amounts paid by Lender, together with penalties or interest, if any, incurred by Lender as a result of underpayment or nonpayment.

This  Section  7.2  shall  survive  repayment of the remaining Loan Obligations.
      ------------

     7.3.     PERFORMANCE  OF LENDER.  At its option, upon Borrower's failure to
              ----------------------
do so, Lender may make any payment or do any act on Borrower's behalf that Borrower or others are required to do to remain in compliance with this Agreement or any of the other Loan Documents, and Borrower agrees to reimburse Lender, on demand, for any payment made or expense incurred by Lender pursuant to the foregoing authorization, including, without limitation, attorneys' fees, and until so repaid any sums advanced by Lender shall bear interest at the default rates in accordance with Section 6.3(a) from the date advanced until
                                     --------------
repaid.

     7.4.     HEADINGS.  The headings of the Sections of  this Agreement are for
              --------
convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

     7.5.     SURVIVAL OF COVENANTS.  All covenants, agreements, representations
              ---------------------
and warranties made herein and in certificates or reports delivered pursuant hereto and all other information heretofore or hereafter supplied to Lender in connection with the Loan and Borrower, whether written or unwritten, shall be deemed to have been material and relied on by Lender, notwithstanding any investigation made by or on behalf of Lender, and shall survive the execution and delivery to Lender of the Note and this Agreement.

     7.6.     NOTICES,  ETC.  Any notice  or  other  communication  required  or
              --------------
permitted to be given by this Agreement or the other Loan Documents or by applicable law shall be in writing and shall be deemed received (a) on the date delivered, if sent by hand delivery (to the person or department if one is specified below), or (b) one (1) day following the date deposited with FedEx or other national overnight carrier, and in each case addressed as follows:

     If  to  Borrower:
     Worldwide  Medical  Corporation
     13  Spectrum  Point  Drive
     Lake  Forest,  California  92630
     Attention:  ________________

     with  a  copy  to:

     The  Lebrecht  Group,  APLC
     22342  Avenida  Empresa,  Suite  230
     Rancho  Santa  Margarita,  CA  92688
     Attn:  Brian  A.  Lebrecht,  Esq.
     Facsimile  (949)  635-1244

     If  to  Lender:
     Ziegler  Healthcare  Fund  I,  L.P.
     Executive  Center  No.  2,  Third  Floor
     1040  Broad  Street
     Shrewsbury,  New  Jersey  07702
     Attention:  Mr.  Eric  Smith

Either party may change its address to another single address by notice given as herein provided, except any change of address notice must be actually received in order to be effective.

     7.7.     BENEFITS.  All of the terms and provisions of this Agreement shall
              --------
bind and inure to the benefit of the parties hereto and their respective successors and assigns. No Person other than Borrower or Lender shall be entitled to rely upon this Agreement or be entitled to the benefits of this Agreement.

     7.8.     PARTICIPATION.  Borrower  acknowledges  that  Lender  may,  at its
              -------------
option, sell participation interests in, or assign all of its interest in, the Loan. Borrower agrees with each present and future participant or owner of the Loan that if an Event of Default should occur, each present and future participant or owner shall have all of the rights and remedies of Lender with respect to any deposit due from any participant to Borrower. The execution by a participant of a participation agreement with Lender, and the execution by Borrower of this Agreement, regardless of the order of execution, shall evidence an agreement between Borrower and said participant in accordance with the terms of this Section 7.8.
          ------------

     7.9.     SUPERSEDES PRIOR AGREEMENTS; COUNTERPARTS.  This Agreement and the
              -----------------------------------------
Loan Documents referred to herein supersede and incorporate all representations, promises, and statements, oral or written, made by Lender in connection with the Loan. This Agreement may not be varied, altered, or amended except by a written instrument executed by an authorized officer of each of Lender and Borrower.
This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

     7.10.     CONSTRUCTION  OF  PROVISIONS OF THIS AGREEMENT.  Lender  has  not
               ----------------------------------------------
agreed to make any loan other than that specifically described herein. All requirements herein shall be deemed material to Lender. Except as specified herein, all conditions and requirements must be satisfied by Borrower prior to the Closing Date. Whenever this Agreement refers to a matter being "satisfactory" to Lender, subject to Lender's "approval" or "consent," at Lender's "option," at Lender's "determination," "required" by Lender, at Lender's "request," as Lender shall "deem necessary," or similar terminology, it is deemed that each of the aforesaid shall be in the sole discretion of Lender, and if any term or condition requires Lender's approval, consent, or satisfaction (the "LENDER'S APPROVAL"), Lender's Approval shall not be implied, but shall be evidenced only by a written notice from Lender specifically addressed to the particular requirement or condition and expressing Lender's Approval.

     7.11.     MARKETING.  Lender  agrees  to refrain from using any proprietary
               ---------
information relating to Borrower in any of Lender's marketing materials without the prior consent of Borrower. Notwithstanding the foregoing, Borrower grants to Lender the right to use Borrower's name and to disclose the material terms and conditions of the Loan in Lender's marketing materials.

     7.12.     CONTROLLING  LAW.  THE  VALIDITY, INTERPRETATION, ENFORCEMENT AND
               ----------------
EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY. LENDER'S PRINCIPAL PLACE OF BUSINESS IS LOCATED IN THE STATE OF NEW JERSEY, AND BORROWER AGREES THAT THIS AGREEMENT SHALL BE HELD BY LENDER AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS AGREEMENT BY LENDER THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF BORROWER WITH THE STATE OF NEW JERSEY FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH STATE AND THE COUNTY OF LENDER'S PRINCIPAL PLACE OF BUSINESS. BORROWER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE AND ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS
AGREEMENT.  NOTHING  HEREIN  SHALL  LIMIT  THE  JURISDICTION OF ANY OTHER COURT.

7.13.     WAIVER  OF  JURY  TRIAL.  TO  THE  EXTENT PERMITTED BY APPLICABLE LAW,
          -----------------------
BORROWER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE LOAN DOCUMENTS OR THE LOAN, OR
(B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND/OR BORROWER WITH RESPECT TO THE LOAN DOCUMENTS OR IN CONNECTION WITH THIS AGREEMENT OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHERWISE, OR THE CONDUCT OR THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHTS TO TRIAL BY JURY AS AN INDUCEMENT OF LENDER TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                                  *     *     *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                     BORROWER:
                                     --------
                                     WORLDWIDE  MEDICAL  CORPORATION,
                                     a  Delaware  corporation


                                     By:     /s/ Daniel G. McGuire
                                             _______________________
                                     Name:   Daniel G. McGuire
                                     Title:  President

                                     LENDER:
                                     ------
                                     ZIEGLER  HEALTHCARE  FUND  I,  L.P.,
                                     a  Delaware  limited  partnership

                                     By:     /s/ Douglas A. Korey
                                             _____________________
                                     Name:   Douglas A. Korey
                                     Title:  Member

                                 EXHIBIT 1.1(A)
                                 --------------

                             DISTRIBUTION AGREEMENTS
                             -----------------------

                                 EXHIBIT 1.1(B)
                                 --------------
                LIST OF CREDITORS OF BORROWER AS OF CLOSING DATE
                ------------------------------------------------

                                EXHIBIT 2.2
                                -----------
                              FORM OF WARRANT
                             ----------------
                 [See Attached Form of Warrant Agreement]

                                EXHIBIT 2.3
                               ------------
                         FORM OF RIGHTS AGREEMENT
                         ------------------------

                  [See Attached Form of Rights Agreement]

                                EXHIBIT 2.4
                               -------------
                        FORM OF SECURITY AGREEMENT
                       ----------------------------

                  [See Attached Form of Security Agreement]

                                EXHIBIT 2.6(A)
                               ---------------
                            AMORTIZATION SCHEDULE
                            ---------------------

                                 EXHIBIT 2.12(A)
                                 ---------------
                FORM OF ASSIGNMENT AND PLEDGE OF DEPOSIT ACCOUNT
                ------------------------------------------------
         [See Attached Form of Assignment and Pledge of Deposit Account]

                                 EXHIBIT 2.12(C)
                                 ---------------
                              SCHEDULE OF PAYMENTS
                              --------------------

                                   EXHIBIT 3.4
                                   -----------
                           CAPITALIZATION OF BORROWER
                           --------------------------

                                  EXHIBIT 3.14
                                  ------------
                               INSURANCE POLICIES
                               ------------------

                                  EXHIBIT 3.15
                                  ------------
                             LIENS ON COLLATERAL AND
                             -----------------------
                  DEBT TO STOCKHOLDERS, PARTNERS OR AFFILIATES
                  --------------------------------------------

                                  EXHIBIT 3.16
                                  ------------
             PRINCIPAL PLACE OF BUSINESS AND CHIEF EXECUTIVE OFFICE
             ------------------------------------------------------
                                   OF BORROWER
                                   -----------

                                  EXHIBIT 3.24
                                  ------------
                                  TRADE RIGHTS
                                  ------------

                                  EXHIBIT 4.5(B)
                                 ---------------
                         Unaudited Financial Statements
                         ------------------------------